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                        EXHIBIT 99.2

                     FIRST AMENDMENT TO
                  ASSET PURCHASE AGREEMENT

        This First Amendment to Asset Purchase Agreement (this "Amendment") is made and entered into as of March ___, 2005, by and among ROSS UNIVERSITY SCHOOL OF NURSING AND HEALTH SCIENCES, INC., a Delaware corporation ("Purchaser"), FOREST PARK HOSPITAL CORPORATION #1, a Missouri corporation ("Seller"), and DOCTORS COMMUNITY HEALTHCARE CORPORATION, a Delaware corporation ("Parent").

                    W I T N E S S E T H:

        WHEREAS, Purchaser, Seller and Parent entered into that certain Asset Purchase Agreement dated as of March 15, 2005 (the "Asset Purchase Agreement") pursuant to which Seller agreed to sell, assign and transfer to Purchaser, and Purchaser agreed to purchase, assume and take assignment and delivery of, substantially all of the assets of Seller's Deaconess College of Nursing Division ("Deaconess"), and to assume certain liabilities related thereto; and

        WHEREAS, Purchaser, Seller and Parent desire to amend the Asset Purchase Agreement to address certain matters that have arisen since the effective date of the Asset Purchase Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual warranties, representations, covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Defined Terms.

     (a) Section 1.1 (Definitions) is hereby amended to include the following additional defined terms:

     "Lender"   shall  mean  CapitalSource  Finance  LLC,  a
Delaware limited liability company, or any successor thereto or assignee thereof, as lender under the Loan Agreement.

     "Loan Agreement" shall mean the Revolving Credit and Security Agreement, dated as of January 18, 2005, by and between Parent, Pacifica of the Valley Corporation, a Delaware corporation, Greater Southeast Community Hospital Corporation I, a Delaware corporation, Pacin Healthcare-Hadley Memorial Hospital Corporation, a Delaware corporation, Michael Reese Medical Center Corporation, a Delaware corporation, St. Alexius Hospital Corporation #1, a Missouri corporation, Southeast Pharmacy Corporation, a District of Columbia corporation, Seller and Lender, as may be amended, restated, supplemented or modified from time to time.

     "NSHE"   shall  mean  NSHE Monticello, LLC, an  Arizona
limited liability company.

     "Seller Lease" shall mean the Lease, dated as of January 18, 2005, between STL Acquisition LLC, an Illinois limited liability company, Parent, Seller and St. Alexius
Hospital Corporation #1, a Missouri corporation.

     "Sublease" shall mean a sublease agreement between Purchaser or any of its Affiliates and Seller to be dated as of the Closing Date, in the form attached hereto as Exhibit
D.

     "Undisclosed  Liens" shall have the meaning provided in
Section 13.2.

     (b)  The  defined term "Lease" is hereby deleted from Section
1.1   and   the  term  "Lease"  as  used  throughout  the   Asset
Purchase Agreement shall be replaced, in each instance, with the term "Sublease".

     (c) Except as otherwise set forth herein, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Asset Purchase
Agreement.

2.      Section 2.5.    Section   2.5   (No   Other    Liabilities
Assumed) is hereby amended by adding the following sentence thereto:

     For  the  avoidance of doubt, the Seller Lease and  all
     obligations,  liabilities and undertakings  of  Seller,
     Parent   and  their  Affiliates  thereunder  shall   be
     Excluded Liabilities.

3.      Section 4.8.    Section  4.8  (Real  Property)  is  hereby
amended and restated to read in its entirety as follows:

     4.8    Real Property.

            (a) Schedule 4.8(a) sets forth true and accurate descriptions of all of the real property leased or owned by Seller or Parent that is used exclusively in the operation of the Business (the "Real Property").

            (b) Except as set forth on Schedule 4.8(b), none of the Real Property is subject to any Lien. None of the Real Property is subject to any easement, right of way, building or use restriction, exception, variance, reservation or limitation as might in any material respect interfere with or impair the present and continued use thereof in the usual and normal conduct of the Business.

            (c) Except as set forth on Schedule 4.8(c), none of Seller's or Parent's leasehold interest in the Real
     Property is subject to or encumbered by a leasehold mortgage.

            (d) Seller's use of the Real Estate is in compliance with all covenants and conditions of record, and no default (or unmatured default) exists under the Seller Lease.

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4.      Section 5.6.   Section 5.6 (Legal  Proceedings) is hereby
amended and restated to read in its entirety as follows:

          5.6 Legal Proceedings. There are no claims, proceedings or investigations pending or, to Purchaser's Knowledge, threatened relating to or affecting Purchaser or any Affiliate of Purchaser before any court or Governmental Authority in which an adverse determination would materially adversely affect the business condition (financial or otherwise) of Purchaser or any Affiliate of Purchaser. Neither Purchaser nor any Affiliate of Purchaser is subject to any judgment, order, decree or other governmental restriction specifically applicable to Purchaser or any Affiliate of Purchaser that materially adversely affects the business condition (financial or otherwise) of Purchaser or any Affiliate of Purchaser.

5.	Article  VI.   Article  VI (Covenants  of  Seller)  is  hereby
amended by adding the following as Section 6.9:

          6.9	NSHE  Agreement.  Seller shall cause  NSHE  to
     execute and deliver to Purchaser as soon as practicable after the Closing Date, but in no event more than twenty (20) days thereafter, a Subordination, Non-Disturbance and Attornment Agreement and Consent to Sublease, in form reasonably satisfactory to Purchaser.

6.      Section 11.3.   Section  11.3  (Deliveries   by   Purchaser)
is   hereby   amended   by  amending  and  restating   subsection
11.3(a) thereof to read in its entirety as follows:

          (a)	the  Assignment and Assumption Agreement  duly
     executed by Purchaser;

7.      Section 13.2.   Section  13.2  (Indemnification  by   Seller)
is hereby amended by amending and restating the penultimate sentence thereof to read in its entirety as follows:

     Seller shall not be required to indemnify the Purchaser Indemnified Parties for any Loss arising out of breaches of representations and warranties whatsoever unless the aggregate Losses of the Purchaser Indemnified Parties exceed $50,000, in which case Seller shall be responsible for the entire amount of the Loss and all Losses thereafter; provided, however, that Seller shall indemnify the Purchaser Indemnified Parties for any and all Losses arising out of breaches of the representations and warranties set forth in Sections 4.6 and 4.8 and shall indemnify the Purchaser Indemnified Parties against any Losses relating to or arising out of any Liens on the Purchased Assets or the Real Property other than such Liens as are set forth on Schedules 4.6 and 4.8(b) ("Undisclosed Liens"), and
     Seller shall be solely responsible for any and all costs and expenses incurred by Seller or Purchaser or their respective Affiliates in obtaining the release of any Undisclosed Liens from the holders thereof (for the avoidance of doubt, the indemnification obligations and liability of Seller set forth in this proviso shall not be subject to the $50,000 threshold set forth above).

8.      Article XV.    Article  XV  (Purchaser's  Right   of   First
Refusal)   is   hereby  amended  by  adding  the   following   as
subsection 15.1(e):

     	(e)	Notwithstanding    the   foregoing,    Purchaser's
     right of first refusal under Section 15.1(a) shall  not
     apply   to  any  disposition  of  the  Lutheran  Assets
     pursuant to Lender's rights under the Loan Agreement or
     any of the other Loan Documents (as defined in the Loan Agreement) to cause such a disposition upon default by
     Seller,   Parent   or   their  Affiliates   thereunder,
     regardless of Lender's method or means of doing so (in accordance with and subject to the terms of the Loan Agreement and the other Loan Documents), including without limitation, pursuant to a judicial or non-judicial foreclosure proceeding, by public or private sale, lease or otherwise, with the cooperation of Parent, Seller or any of their Affiliates, to an assignment for the benefit of creditors or as a sale of
     assets   under   Section  363  of  the  United   States
     Bankruptcy Code or otherwise.

9. Effect on Asset Purchase Agreement; General Provisions. Except as set forth in this Amendment, the terms and provisions of the Asset Purchase Agreement are hereby ratified and declared to be in full force and effect. Except as otherwise expressly set forth herein, this Amendment shall be governed by the provisions of the Asset Purchase Agreement including with respect to choice of law, disputes, arbitration and successors and assigns. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. Captions and paragraph headings are used
herein   for   convenience  only,  are  not  a   part   of   this
Amendment or the Asset Purchase Agreement as amended by this Amendment and shall not be used in construing either document. Other than the reference to the Asset Purchase Agreement contained in the first recital of this Amendment, each reference to the Asset Purchase Agreement and any agreement contemplated thereby or executed in connection therewith, whether or not accompanied by reference to this Amendment, shall be deemed a reference to the Asset Purchase Agreement as amended by this Amendment.



        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  [signature page follows]

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     IN  WITNESS  WHEREOF, the parties hereto  have  caused  this
Amendment to be executed and delivered as of the date first above written.

                              ROSS UNIVERSITY SCHOOL OF NURSING
                              AND HEALTH SCIENCES, INC.


                              By:
                              	Name:
                              	Title:



                              FOREST PARK HOSPITAL
                              CORPORATION #1


                              By:
                              	Name:
                              	Title:


                              DOCTORS COMMUNITY HEALTHCARE
                              CORPORATION


                              By:
                              	Name:
                              	Title:















 [SIGNATURE PAGE TO FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT]